Q2 2026 EARNINGS August 6, 2026

Q2'26 EARNINGS | Presentation Disclosures This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements contained in this presentation that do not relate to matters of historical fact should be considered forward-looking statements, including statements regarding our strategic plans and partnerships, expansion in Asia, launch of new product lines, expected sales trends, effects of tariffs and anticipated financial results, including without limitation, our full year and third quarter 2026 guidance. These forward-looking statements are based on management’s current expectations. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to, the following: impacts from economic downturns; changes in the retail industry and markets for our consumer products; risks associated with our international operations, including risk related to tariffs and trade restrictions; risks relating to our indebtedness, including our ability to comply with financial and negative covenants under our Credit Agreement, as amended; our ability to execute our business strategy; our ability to manage our inventories and growth; our ability to identify or complete any strategic alternative transaction; our dependence on content development and creation by third parties; our ability to obtain, maintain and protect our intellectual property rights or those of our licensors; fluctuations in our gross margin and seasonal impacts; our dependence on vendors and outsourcers; risks relating to government regulation; risks relating to litigation, including products liability claims and securities class action litigation; risk resulting from our e-commerce business and social media presence; our ability to successfully operate our information systems and implement new technology; our ability to secure additional financing on favorable terms or at all; the influence of our significant stockholder, TCG, and the possibility that TCG’s interests may conflict with the interests of our other stockholders; risks relating to our organizational structure; including the Tax Receivable Agreement ("TRA") which confers certain benefits upon the parties to the TRA ("TRA Parties") that will not benefit Class A common stockholders to the same extent as it will benefit the TRA Parties; and volatility in the price of our Class A common stock. These and other important factors discussed under the caption “Risk Factors” in our quarterly report on Form 10-Q for the quarter ended June 30, 2026 and our other filings with the Securities and Exchange Commission could cause actual results to differ materially from those indicated by the forward-looking statements made in this presentation. Any such forward-looking statements represent management’s estimates as of the date of this presentation. While we may elect to update such forward-looking statements at some point in the future, we disclaim any obligation to do so, even if subsequent events cause our views to change. These forward- looking statements should not be relied upon as representing our views as of any date subsequent to the date of this presentation. 2

Q2'26 EARNINGS | Table of Contents 3 Executive Summary Financial Summary Strategic Progress Appendix 4 6 11 21 POP! Premium Godzilla (Heat Ray)

Q2'26 EARNINGS | Executive Summary 2’26 EARNINGS | 44

Q2'26 EARNINGS | Executive Summary Sales Growth Drivers in Q2 2026 ▪ Net sales +7% ▪ Core Collectibles +9% ▪ Europe +19% Profitability ▪ Record gross margin of 56.6%, which includes a $25.4 million benefit from the recognition of expected tariff refunds and the release of accrued tariffs, compared to 32.1% in Q2 2025 ▪ Continued SG&A discipline resulted in an improvement of 413 basis points as a percentage of sales to 38.4% from 42.5% ▪ Adjusted EBITDA1 above guidance Balance Sheet ▪ Inventory down 12% year-over-year ▪ Debt reduced by $15 million in Q2 Outlook ▪ Reiterating full-year 2026 net sales outlook flat to up 3% ▪ Core Collectibles sales expected to continue growing in second half ▪ Raising Adjusted EBITDA1 outlook to $100 million - $110 million, which includes a $25.4 million benefit from the recognition of expected tariff refunds and the release of accrued tariffs. 5 1 Adjusted EBITDA and adjusted EBITDA margin are non-GAAP measures. For a reconciliation of adjusted EBITDA and adjusted EBITDA margin to the corresponding U.S. GAAP measure, please see Appendix.

Q4 EARNINGS | 2025 Financial Summary Q2’26 EARNINGS | 6 A Goofy Movie - Powerline, Max, & Goofy Figure Set

Q2'26 Results vs Guidance

	Guidance	Actual		Commentary
Net sales	$195M to $205M, up 1% to 6% compared with Q2 2025	Q2 sales ($208M) were **UP 7%** vs Q2 2025	✓	Continued strong sales across European and North American wholesale channels. Loungefly sales were down slightly but benefited from increased SKU productivity.
Gross margin[1]	~42% to 44%	57% including tariff refund; 44% excluding	✓	Highest ever reported for second straight quarter. Upside to guidance was driven by lower-than-expected tariffs. Year-over-year improvement was driven by impact of tariff-related credit ($25.4M), price adjustments, sales mix, a reduction in sales discounts and promotional activity, and renewed licensing agreements with reduced minimum guaranteed royalties.
Adj. EBITDA[2 3]	$5M to $10M	$41M including tariff refund; $15M excluding	✓	Significantly better than guidance, driven by the net sales beat, gross margin performance, and SG&A discipline

[1] For a reconciliation of Gross Margin and Gross Margin percentage to the corresponding measures excluding the tariff-related benefit, see Appendix
[2] Adjusted EBITDA and adjusted EBITDA margin % are non-GAAP measures. For a reconciliation of adjusted EBITDA and adjusted EBITDA margin to the corresponding U.S. GAAP measure, please see Appendix.
[3] For a reconciliation of adjusted EBITDA and adjusted EBITDA margin % to the corresponding measures excluding the tariff-related benefit, see Appendix

Q2'26 EARNINGS | 7

Q2'26 EARNINGS | Q2’26 Net Sales Bridge 8 Core Collectibles: Net sales related to Core Collectibles increased $14.2M, led by Standard Pop! and Bitty Pop! product lines. Loungefly: Net sales declined only 1.7% despite an approximately 50% reduction in SKUs, reflecting materially improved assortment productivity and strong performance from exclusives. Other: The majority of the Other Sales increase is related to Mondo shipment timing, partially offset by discontinued Digital NFT sales. +9.0% −1.7% +15.2% +7.4% $193.5M $207.7M$14.2M ($0.5M) $0.6M Q2-2025 Core Collectibles Loungefly Other Sales Q2-2026

Q2'26 EARNINGS | Q2’26 Top 10 Properties 9 32% of Q2 Net Sales 1. 2. 3. 4. 5. 6. 7. 8. 9. 10.

Q2'26 EARNINGS | 2026 Outlook 10 Q3’26 Guidance Full-Year Outlook Commentary on Full-Year Outlook Net sales (vs. LY) Q3 Net Sales approximately flat year-over-year Net Sales guidance of flat to up 3% Reiterating net sales guidance of flat to up 3%. Core Collectibles sales expected to grow high-single-digit %, offset by a double-digit % decrease in Loungefly sales and other product lines primarily due to a significant reduction in less- profitable SKUs Gross margin Approximately 43%-44% Approximately 46%-47% Raising to 46%-47%, including the $25.4 million Q2 tariff- related benefit, up from 41%-43% Adj. EBITDA1 Adj EBITDA $25M - $30M Adj EBITDA $100M-$110M Raising to $100M-$110M, including the $25.4 million Q2 tariff- related benefit, up from $70M-$80M 1 Adjusted EBITDA is a non-GAAP measure. A reconciliation of the adjusted EBITDA outlook to the corresponding GAAP measure on a forward-looking basis cannot be provided without unreasonable efforts, as we are unable to provide reconciling information with respect to certain items. However, for the third quarter of 2026 the company expects equity-based compensation of approximately $4 million, depreciation and amortization of approximately $15 million and interest expense of approximately $5 million. For the full year 2026, the company expects equity-based compensation of approximately $13 million, depreciation and amortization of approximately $60 million and interest expense of approximately $20 million, each of which is a reconciling item to net income.

Q4 EARNINGS | 2025 Strategic Progress Q2’26 EARNINGS | 11

MAKE CULTURE POP! IS BECOMING A MORE DELIBERATE AND DISCIPLINED GROWTH ENGINE

Make Culture POP!

We are connecting cultural sensing, repeatable product creation and disciplined channel execution to improve growth quality and returns.



CULTURE
GENERATES DEMAND

Sense demand earlier

Rapid-response releases, new fandoms and major cultural moments

WWE x GPK hyper strike; sports and World Cup; emerging-fandom quickstrikes

CREATIVITY
GIVES IT FORM

Build repeatable platforms

Extend proven formats and create new collecting behaviors

POP! Mystery; Bitty Pop!; keychains and accessories

COMMERCE
PUTS IT IN FANS' HANDS

Scale productive channels

Expand fan discovery through retail, DTC, international and experiences

EMEA growth; Hamleys and Smyths activations; Funko e-commerce testing

OPERATE SMARTER TO GROW PROFITABLY

Focused assortments | Responsive supply chain | Data-led decisions | World-class talent

Core growth | Higher SKU productivity | Record underlying gross margin | Better cash generation and lower debt

Q2'26 EARNINGS | 12

Q2'26 EARNINGS | At Fanatics Fest, our first hyper strike—an ultra-limited WWE x Garbage Pail Kids collaboration—sold out almost immediately. The launch demonstrated our ability to respond to a timely cultural collision, activate multiple collector communities and test demand with limited inventory exposure. Our work with HP is creating a more flexible short-run production model designed to shorten the distance between a cultural moment and a product in a fan’s hands. The Fanatics Fest hyper strike was an early demonstration of that capability. HYPER STRIKE MOMENTS CULTURE GENERATES DEMAND 13

Q2'26 EARNINGS | Funko tapped into trending book-tok to screen adaptations with pre-order offerings for Heated Rivalry and Off Campus, capturing the momentum behind the hockey romance genre, alongside Obsession, the summer’s breakout film featuring the new horror icon character Nikki. Together, these launches demonstrate Funko’s ability to move quickly on emerging cultural themes and translate fan passion into collectible moments. NEW FANDOMS CULTURE GENERATES DEMAND 14

Q2'26 EARNINGS | To commemorate the New York Knicks’ first NBA Championship in 53 years, Funko launched a limited NBA Championship Finals 5-pack pre-order for one of basketball’s most passionate fan bases. This offering captures a historic cultural moment in New York sports and reinforces Funko’s ability to celebrate championship energy and collectible demand. CHAMPIONSHIP TITLES CULTURE GENERATES DEMAND 15

Q2'26 EARNINGS | CREATIVITY GIVES IT FORM Pop! Mystery represents a natural expansion of the Funko Pop! portfolio, reflecting growing consumer interest in blind- box collectibles and surprise-based experiences. The format offers fans a new way to discover and engage with Funko products while encouraging collecting, trading, and repeat participation. By pairing this experience with Funko’s established intellectual property portfolio such as One Piece and KPop Demon Hunters, recognizable design language, and broad retail presence, Pop! Mystery will attract new consumers, deepen engagement with existing fans, and contribute to growth across channels. POP! MYSTERY The Hunt Is On! 16

Q2'26 EARNINGS | Mystery Pocket Pop! Key Chains bring Funko’s characters into a compact, functional format that consumers can carry, display, and personalize. The blind-box element adds excitement to the purchase experience, while frequent retail sellouts suggest strong demand and broad appeal. Their accessible price point and everyday utility create an additional entry point into the Funko brand and support continued momentum within the accessories category. POP! KEYCHAINS Pocket-Sized Surprise, Everywhere You Go 17 CREATIVITY GIVES IT FORM

Q2'26 EARNINGS | COMMERCE PUTS IT IN FANS’ HANDS Dynamic window displays and prominent end caps increase product visibility and create engaging moments of discovery at retail. These placements help fans encounter new characters, licenses, and product formats, while giving retail partners a flexible way to spotlight timely launches and cultural moments. Bringing the Funko brand forward in the shopping experience leads to broader awareness, encourages impulse purchases, and deepens fan engagement across the portfolio. EXPAND FAN DISCOVERY 18

Q2'26 EARNINGS | 19 MAKE CULTURE POP! COMES TO LIFE AT SAN DIEGO COMIC-CON Throughout the week, fans lined up to shop exclusives, take part in interactive experiences, meet fellow collectors, and celebrate the fandoms they love. From the Funko and Mondo booths to experiences like Pop! Mystery and Spider-Man Pop! Yourself, every touchpoint was designed to create memorable moments for fans. The week wrapped with the return of Funko Fundays, an unforgettable night of surprises, laughs, and limited-edition collectibles that brought the Funko community together in a way only Fundays can.

Q2'26 EARNINGS | KPop Demon Hunters Introduced a new Saja Boys collection, building on continued fan engagement with the franchise. Delivered a high-visibility launch timed to the theatrical release, supported by national media on Good Morning America. Accessories Sustained double-digit growth in bag charms and accessories. Bob’s Burgers Added a highly recognizable franchise to the portfolio through a new Loungefly collection. Toy Story 5 BRAND HIGHLIGHTS 20

Q4 EARNINGS | 2025 Appendix Q2’26 EARNINGS | 21

Q2'26 EARNINGS | Reconciliation of Non-GAAP Financial Metrics 22 Three Months Ended June 30, 2026 2025 (Amounts in thousands) Net income (loss) attributable to Funko, Inc. $ 15,384 $ (40,490) Reallocation of net income (loss) attributable to non-controlling interests from the assumed exchange of common units of FAH, LLC for Class A common stock (1) 61 (514) Equity-based compensation (2) 2,782 3,112 Foreign currency transaction loss (3) 588 1,463 Tax receivable agreement liability adjustments (4) — — Third-party debt amendment fees (5) 106 — Income tax (benefit) expense (6) (3,968) 9,743 Adjusted net income (loss) $ 14,953 $ (26,686)

Q2'26 EARNINGS | Reconciliation of Non-GAAP Financial Metrics cont'd 23 Three Months Ended June 30, 2026 2025 (Amounts in thousands, except percentages) Net income (loss) $ 15,445 $ (41,004) Interest expense, net 5,198 4,522 Income tax expense 1,016 848 Depreciation and amortization 15,767 14,528 EBITDA $ 37,426 $ (21,106) Adjustments: Equity-based compensation (2) 2,782 3,112 Foreign currency transaction loss (3) 588 1,463 Tax receivable agreement liability adjustments (4) — — Third-party debt amendment fees (5) 106 — Adjusted EBITDA $ 40,902 $ (16,531) Adjusted EBITDA Margin 19.7% (8.5)%

Q2'26 EARNINGS | Reconciliation of Non-GAAP Financial Metrics cont'd 24 (1) Represents the reallocation of net income attributable to non-controlling interests from the assumed exchange of common units of FAH, LLC for Class A common stock in periods in which income was attributable to non-controlling interests. (2) Represents non-cash charges related to equity-based compensation programs, which vary from period to period depending on the timing of awards. (3) Represents both unrealized and realized foreign currency losses on transactions denominated other than in U.S. dollars, including derivative gains and losses on foreign currency forward exchange contracts. (4) Represents recognized adjustments to the tax receivable agreement liability. (5) Represents non-recurring third-party debt fees paid as part of the Fifth Amendment to the Credit Agreement. (6) Represents the income tax expense effect of the above adjustments, including adding back the valuation allowance to the net loss. This adjustment uses an effective tax rate of 25% for all periods presented.

Q2'26 EARNINGS | Q2 Tariff Refund Credit Impact Reconciliation 25 2026 2025 (Amounts in thousands, except percentages) Net Sales $ 207,719 $ 193,469 Cost of sales (excl. D&A) 90,090 131,429 Gross Profit 117,629 62,040 Gross Margin % 56.6% 32.1% Less: Tariff Refund Credit (25,411) — Gross Profit - Excluding Tariff Refund Credit $ 92,218 $ 62,040 Gross Margin % - Excluding Tariff Refund Credit 44.4% 32.1% Adjusted EBITDA $ 40,902 $ (16,531) Adjusted EBITDA % 19.7% (8.5)% Less: Tariff Refund Credit (25,411) — Adjusted EBITDA (Excluding Tariff Refund Credit) $ 15,491 $ (16,531) Adjusted EBITDA margin (Excluding Tariff Refund Credit) 7.5% (8.5)%